Exhibit 21.1
LIST OF SUBSIDIARIES
Enterprise GP Holdings L.P.
as of February 28, 2007

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Acadian Acquisition, LLC	Delaware	Acadian Gas, LLC – 100%

Acadian Consulting LLC	Delaware	Acadian Gas, LLC – 100%

Acadian Gas, LLC	Delaware	Enterprise Products Operating L.P. – 34%
DEP Operating Partnership, L.P. – 66%

Acadian Gas Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC – 50%
MCN-Acadian Gas Pipeline, LLC – 50%

Arizona Gas Storage, L.L.C.	Delaware	Enterprise Arizona Gas, L.L.C. – 60%

Atlantis Offshore, LLC	Delaware	Manta Ray Gathering Company, L.L.C. – 50%
Manta Ray Offshore Gathering
Company, L.L.C. – 50%

Baton Rouge Fractionators LLC	Delaware	Enterprise Products Operating L.P. – 32.25%
Third Parties – 67.75%

Baton Rouge Pipeline LLC	Delaware	Baton Rouge Fractionators LLC – 100%

Baton Rouge Propylene Concentrator, LLC	Delaware	Enterprise Products Operating L.P. – 30%
Third Parties – 70%

Belle Rose NGL Pipeline, L.L.C.	Delaware	Enterprise NGL Pipelines, LLC 41.67%
Enterprise Products Operating L.P. – 41.67%
Third Parties – 16.66%

Belvieu Environmental Fuels GP, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Belvieu Environmental Fuels L.P.	Texas	Enterprise Products Operating L.P. – 99%
Belvieu Environmental Fuels GP, LLC – 1%

Cajun Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%

Calcasieu Gas Gathering System	Texas	TXO-Acadian Gas Pipeline, LLC – 50%
MCN-Acadian Gas Pipeline, LLC – 50%

Cameron Highway Oil Pipeline Company	Delaware	Cameron Highway Pipeline I, L.P. – 50%
Third Party – 50%

Cameron Highway Pipeline GP, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

Cameron Highway Pipeline I, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99%
Cameron Highway Pipeline GP, L.L.C. – 1%

Canadian Enterprise Gas Products, Ltd	Alberta, Canada	Enterprise Products Operating L.P. – 100%

Chunchula Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%

Crystal Holding, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

Cypress Gas Marketing, LLC	Delaware	Acadian Gas, LLC – 100%

Cypress Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%

Deep Gulf Development, LLC	Delaware	Enterprise Offshore Development, LLC – 90%
Third Party – 10%

Deepwater Gateway, L.L.C.	Delaware	Enterprise Field Services, L.L.C. – 50%
Third Party – 50%

DEP Holdings LLC	Delaware	Enterprise Products Operating L.P. – 100%

DEP OLPGP, LLC	Delaware	Duncan Energy Partners L.P. – 100%

DEP Operating Partnership, L.P.	Delaware	Duncan Energy Partners L.P. – 99.999%
DEP OLPGP, LLC – 0.001%

Dixie Pipeline Company	Delaware	Enterprise Products Operating L.P. – 38.1%

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Enterprise NGL Pipelines, LLC – 27.8%
Third Parties – 34.0%

Dixie Terminalling Company	Delaware	Dixie Pipeline Company – 100%

Duncan Energy Partners, L.P.	Delaware	Enterprise Products Operating L.P. – 26.4%
DEP Holdings LLC – 2%
Public – 71.6%

E-Cypress, LLC	Delaware	Enterprise Products Operating L.P. – 100%

E-Oaktree, LLC	Delaware	E-Cypress, LLC – 100%

Enterprise Alabama Intrastate, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

Enterprise Arizona Gas, L.L.C.	Delaware	Enterprise Field Services, L.L.C. – 100%

Enterprise Energy Finance Corporation	Delaware	Enterprise GTM Holdings L.P. – 100%

Enterprise Field Services, LLC	Delaware	Enterprise GTM Holdings L.P. – 100%

Enterprise Fractionation, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Enterprise GC, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99%
Enterprise Holding III, L.L.C. – 1%

Enterprise GM Company, LLC	Delaware	Enterprise Products Operating, L.P. – 100%

Enterprise GTMGP, LLC	Delaware	Enterprise Products GTM, LLC – 100%

Enterprise GTM Hattiesburg Storage, LLC	Delaware	Crystal Holding, L.L.C. – 100%

Enterprise GTM Holdings L.P.	Delaware	Enterprise Products Operating L.P. – 99%
Enterprise GTMGP, LLC – 1%

Enterprise GTM Offshore Operating Company, LLC	Delaware	Enterprise GTM Holdings L.P. – 100%

Enterprise Gas Liquids LLC	Delaware	Enterprise Products Operating L.P. – 100%

Enterprise Gas Marketing, L.P.	Texas	Enterprise Products Operating, L.P. – 99.99%
Enterprise GM Company, LLC – 0.01%

Enterprise Gas Processing LLC	Delaware	Enterprise Products Operating L.P. – 100%

Enterprise Holding III, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

Enterprise Hydrocarbons L.P.	Delaware	Enterprise Products Texas Operating L.P. – 99%
Enterprise Products Operating L.P. – 1%

Enterprise Intrastate L.P.	Delaware	Enterprise GTM Holdings L.P. – 99%
Enterprise Holding III, L.L.C. – 1%

Enterprise Lou-Tex NGL Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99%
HSC Pipeline Partnership L.P. – 1%

Enterprise Lou-Tex Propylene Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 33%
Propylene Pipeline Partnership L.P. – 1%
DEP Operating Partnership, L.P. – 66%

Enterprise NGL Marketing Company L.P.	Delaware	Enterprise Products Texas Operating L.P. – 99%
Enterprise Products Operating L.P. – 1%

Enterprise NGL Pipelines, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Enterprise NGL Private Lines & Storage, LLC	Delaware	Enterprise Products Operating, L.P. – 100%

Enterprise Norco LLC	Delaware	Enterprise Products Operating L.P. – 100%

Enterprise Offshore Development, LLC	Delaware	Moray Pipeline Company, LLC – 100%

Enterprise Products GP, LLC	Delaware	Enterprise GP Holdings L.P. – 100%

Enterprise Products GTM, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Enterprise Products OLPGP, Inc.	Delaware	Enterprise Products Partners L.P. – 100%

Enterprise Products Operating L.P.	Delaware	Enterprise Products Partners L.P. – 99.999%
Enterprise Products OLPGP, Inc. – 0.001%

Enterprise Products Partners L.P.	Delaware	Enterprise Products GP, LLC – 2%
Public – 64%
Dan L. Duncan, EPCO, Inc., Dan Duncan LLC

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
and other Affiliates – 30.9%
Enterprise GP holdings L.P. – 3.1%

Enterprise Products Texas Operating L.P.	Texas	Enterprise Products Operating L.P. – 99%
Enterprise OLPGP, Inc.– 1%

Enterprise South Texas Gathering, L.P.	Delaware	Enterprise Products Operating, L.P. – 99%
Enterprise OLPGP, Inc. – 1%

Enterprise Terminalling L.P.	Texas	Enterprise Products Operating L.P. – 99%
Enterprise Gas Liquids LLC 1%

Enterprise Terminals & Storage, LLC	Delaware	Mapletree, LLC – 100%

Enterprise Texas Pipeline, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99%
Enterprise Holding III, L.L.C. – 1%

EPOLP 1999 Grantor Trust	Texas	Enterprise Products Operating L.P. – 100%

Evangeline Gas Corp.	Delaware	Evangeline Gulf Coast Gas, LLC – 45.05%
Third Parties – 54.95%

Evangeline Gas Pipeline Company L.P.	Delaware	Evangeline Gulf Coast Gas, LLC – 45%
Evangeline Gas Corp. – 10%
Third Party – 45%

Evangeline Gulf Coast Gas, LLC	Delaware	Acadian Gas, LLC – 100%

First Reserve Gas, L.L.C.	Delaware	Crystal Holding, L.L.C. – 100%

Flextrend Development Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

Grande Isle Pipeline LLC	Delaware	Enterprise Products Operating L.P. – 100%

Hattiesburg Gas Storage Company	Delaware	First Reserve Gas, L.L.C. – 50%
Hattiesburg Industrial Gas Sales, L.L.C. – 50%

Hattiesburg Industrial Gas Sales, L.L.C.	Delaware	First Reserve Gas, L.L.C. – 100%

High Island Offshore System, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

HSC Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. – 99%
Enterprise OLPGP, Inc.– 1%

Independence Hub, LLC	Delaware	Enterprise Field Services, LLC – 80%
Third Party – 20%

Jonah Gas Gathering Company	Wyoming	Enterprise Gas Processing LLC – 5.03%
Third Parties – 94.97%

K/D/S Promix, L.L.C.	Delaware	Enterprise Fractionation, LLC – 50%
Third Parties – 50%

La Porte Pipeline Company L.P.	Texas	Enterprise Products Operating L.P. – 49.5%
La Porte Pipeline GP, LLC – 1.0%
Third Parties – 49.5%

La Porte Pipeline GP, L.L.C.	Texas	Enterprise Products Operating L.P. – 50%
Third Parties – 50%

Mapletree, LLC	Delaware	Enterprise Products Operating L.P. – 100%

MCN Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%

MCN Pelican Interstate Gas, LLC	Delaware	Acadian Gas, LLC – 100%

MCN Pelican Transmission LLC	Delaware	Acadian Gas, LLC – 100%

Manta Ray Gathering Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

Manta Ray Offshore Gathering Company, L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. – 100%

Mid-America Pipeline Company, LLC	Delaware	Mapletree, LLC – 100%

Mont Belvieu Caverns, LLC	Delaware	Enterprise Products Operating, L.P. – 33.365%
Enterprise Products OLPGP, Inc. – 0.635%
DEP Operating Partnership, L.P. – 66%

Moray Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Nautilus Pipeline Company L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. – 100%

Jurisdiction
Name of Subsidiary	of Formation	Effective Ownership
Neches Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC – 50%
MCN-Acadian Gas Pipeline, LLC – 50%

Nemo Gathering Company, LLC	Delaware	Moray Pipeline Company, LLC – 33.92%
Third Parties – 66.08%

Neptune Pipeline Company, L.L.C.	Delaware	Sailfish Pipeline Company, L.L.C. – 25.67%
Third Parties – 74.33%

Norco-Taft Pipeline, LLC	Delaware	Enterprise NGL Private Lines & Storage, LLC – 100%

Olefins Terminal Corporation	Delaware	Enterprise Products Operating L.P. – 1000%

Petal Gas Storage, L.L.C.	Delaware	Crystal Holding, L.L.C. – 100%

Piceance Creek Pipeline, LLC	Delaware	Enterprise Gas Processing LLC – 100%

Pontchartrain Natural Gas System	Texas	TXO-Acadian Gas Pipeline, LLC – 50%
MCN-Acadian Gas Pipeline, LLC – 50%

Port Neches GP, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Port Neches Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99%
Port Neches GP, LLC – 1%

Poseidon Oil Pipeline Company, L.L.C.	Delaware	Poseidon Pipeline Company, L.L.C. – 36%
Third Parties – 64%

Poseidon Pipeline Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%

Propylene Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. – 99%
Enterprise OLPGP, Inc. – 1%

Sabine Propylene Pipeline L.P.	Texas	Enterprise Products Operating L.P. – 33%
Propylene Pipeline Partnership L.P. – 1%
DEP Operating Partnership, L.P. – 66%

Sailfish Pipeline Company, L.L.C.	Delaware	Enterprise Products Operating L.P. – 100%
Seminole Pipeline Company	Delaware	E-Oaktree, LLC – 80%
E-Cypress, LLC – 10%
Third Party – 10%

Sorrento Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%

South Texas NGL Pipeline LLC	Delaware	Enterprise Products Operating L.P. – 34%
DEP Operating Partnership, L.P. – 66%

Tejas-Magnolia Energy, LLC	Delaware	Pontchartrain Natural Gas System – 96.6%
MCN-Pelican Interstate Gas, LLC – 3.4%

Teco Gas Processing, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Teco Gas Gathering, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Tri-States NGL Pipeline, L.L.C.	Delaware	Enterprise Products Operating L.P. – 33.3%
Enterprise NGL Pipelines, LLC – 33.3%
Third Parties – 33.3%

TXO-Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%

Venice Energy Services Company, L.L.C.	Delaware	Enterprise Gas Processing LLC – 13.1%
Third Parties – 86.99%

Venice Pipeline LLC	Delaware	Enterprise Products Operating L.P. – 100%

Wilprise Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. – 74.7%
Third Parties – 25.3%